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            EXHIBIT 23.1     CONSENT OF KPMG LLP




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                          INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
Coastal Financial Corporation



We consent to the use of our report incorporated herein by reference.




                                                /s/ KPMG LLP


Greenville, South Carolina
January 31, 2001